EXHIBIT 99.1

press release For further information contact: John Hatsopoulos, American DG Energy Telephone: 781.522.6020

American DG Energy Reports Fourth Quarter and FY 2011 Financial Performance

Energy revenues increased 13% in 2011 and 21% compounded over a 6 year period

WALTHAM, Mass. – March 6, 2012 – American DG Energy Inc. (NYSE Amex: ADGE), a leading On-Site Utility, offering clean electricity, heat, hot water and cooling solutions to hospitality, healthcare, housing and athletic facilities, reported energy revenues of $1,435,082 in the fourth quarter of 2011, compared to $1,298,882 in the fourth quarter of 2010, total revenues of $1,469,276 in the fourth quarter of 2011, compared to $1,375,948 in the fourth quarter of 2010 and total revenues of $6,022,868 for the full year in 2011, compared to $5,634,765 in 2010. GAAP diluted loss per share (EPS) was $(0.08) in 2011, compared to $(0.04) in 2010, and GAAP operating loss including EuroSite Power Inc. was $(3,669,728) in 2011, compared to a loss of $(1,681,703) in 2010.

Major Highlights in the Fourth Quarter and FY 2011:

Operations

•	We received a significant order in December to supply 1,050 kW to residential buildings located in New York. The value of that agreement is $27.4 million over a 15 year period.
•	In October we reached an agreement to provide an on-site energy solution via our new ultra-high-efficiency water heater to Sidney Albert Albany Jewish Community Center in Albany, New York.
•	During the year we started the operation of a 75 kW combined heat and power system at Sterling Center YMCA, in Beverly Massachusetts, a 150 kW system at Stevens Institute of Technology, in Hoboken, New Jersey and a 375 kW system at Doral Arrowwood Hotel and Conference Center in Rye Brook, New York.
•	We entered into an agreement with Nexant, Inc., to monetize the energy efficiency credits for our fleet of combined heat and power systems operating in Massachusetts.
•	We entered into a strategic distribution agreement with Global Partners LP to sell our On-Site Utility solution to their energy customers.
•	We substantially expanded our sales and marketing effort by adding sales people, broadening our distribution and geographic reach and implementing direct marketing programs targeting potential customers, especially large property owners.
•	We introduced EuroSite Power’s On-Site Utility energy solutions in the United Kingdom and Europe.
•	We added one part time and ten full time employees to our staff including a Managing Director for EuroSite Power and a Vice President of Business Development in the US.

Financial

•	In the fourth quarter of 2011 energy revenue increased by 10.5% to $1,435,082 compared to $1,298,882 for the same period in 2010 and energy gross profit margin without depreciation was 28.1%, primarily due to the additional energy systems and the increased hours of operation of our energy systems fleet.
•	For the year, our energy revenue increased by 13.1%, although the natural gas price, a key component in calculating our hot water revenue was considerably lower in 2011 compared to 2010.
•	Our total energy production grew 23% to 19,049,272 kWh in the fourth quarter of 2011 compared to the same period in 2010, and 17% to 71,379,748 kWh for the entire year of 2011 compared to 2010.
•	Our energy gross profit margin without depreciation was 36.1% in 2011.
•	Our total cash outflows in 2011 were $1,176,798, of which $907,060 were related to startup expenses at EuroSite Power and the remaining $269,738 were related to the expansion of sales and marketing activity at American DG Energy.
•	We added 7 new energy systems in 2011 bringing the total number of energy systems operating to 83 compared to 76 in 2010.

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American DG Energy Inc. - Fourth Quarter and FY 2011 Financial Performance, page 2 of 7

•	Our current backlog consists of 20 energy systems.
•	We received $510,069 in rebates and incentives in 2011.
•	We finished the year with approximately $17.8 million in cash.
•	In May and November we issued a total of $19.4 million in convertible debentures to a European investor and to John N. Hatsopoulos, our Chief Executive Officer.
•	We raised $1.3 million from the sale of common stock in our subsidiary, EuroSite Power, whose business focus is to introduce the On-Site Utility solution to the United Kingdom and Europe.

Recent Highlights:

•	We received our first EuroSite Power order to supply 100 kW to Haverhill Leisure Centre in Suffolk, United Kingdom.
•	We have shipped 3 additional 100 kW combined heat and power systems to the United Kingdom for EuroSite Power.
•	Due to demand in California for our On-Site Utility energy, we recently signed Accend Energy, Inc. as a strategic representative for that state.

“Our energy revenues have increased by 21% compounded over a six year period in a difficult economic environment and despite substantially lower gas prices which reduced our cooling and hot water sales” said John N. Hatsopoulos, Chief Executive Officer of American DG Energy. “We began 2012 having booked the largest order in our history and our focus will continue to be revenue growth of our long-term energy agreements focusing on large property owners.”

American DG Energy will hold its earnings conference call today, March 6, 2012 at 10:00 a.m. Eastern Time. To listen, call (800) 860-2442 within the U.S, (866) 605-3852 from Canada or (412) 858-4600 from other international locations. Participants should reference American DG Energy to access the call. Please begin dialing at least 10 minutes before the scheduled starting time. The earnings press release will be available on the Company web site at www.americandg.com in the “Investors” section under "News Releases.” The earnings conference call will be recorded and available for playback one hour after the end of the call through Tuesday, March 20, 2012 at 9:00 a.m. Eastern Time. To listen to the playback, call (877) 344-7529 within the U.S. or (412) 317-0088 outside the U.S. and use Conference Number 10010162.

The earnings conference call will be webcast live. To register for and listen to the webcast, go to www.americandg.com/webcast. Following the call, the webcast will be archived for 30 days.

About American DG Energy

American DG Energy supplies low-cost energy to its customers through distributed power generating systems. The Company is committed to providing institutional, commercial and small industrial facilities with clean, reliable power, cooling, heat and hot water at lower costs than charged by local utilities – without any capital or start-up costs to the energy user – through its On-Site Utility energy solutions. American DG Energy is headquartered in Waltham, Massachusetts. More information can be found at www.americandg.com.

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FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements, as disclosed on the Company’s website and in Securities and Exchange Commission filings. This press release does not constitute an offer to buy or sell securities by the Company, its subsidiaries or any associated party and is meant purely for informational purposes. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

American DG Energy Inc. - Fourth Quarter and FY 2011 Financial Performance, page 3 of 7

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Three Months Ended December 31, 2011 and December 31, 2010

	2011	2010

Revenues
Energy revenues	$1,435,082	$1,298,882
Turnkey & other revenues	34,194	77,066
	1,469,276	1,375,948
Cost of sales
Fuel, maintenance and installation	1,027,806	975,850
Depreciation expense	343,078	226,674
	1,370,884	1,202,524
Gross profit	98,392	173,424

Operating expenses
General and administrative	721,843	424,484
Selling	562,916	106,518
Engineering	227,128	145,840
	1,511,887	676,842
Loss from operations	(1,413,495)	(503,418)

Other income (expense), net
Interest and other income	8,820	11,438
Interest expense	(286,168)	(29,046)
Change in fair value of warrant liability	(82,621)	59,681
	(359,969)	42,073

Loss before income taxes	(1,773,464)	(461,345)
Provision for state income taxes	(4,143)	(4,020)
Consolidated net loss	(1,777,607)	(465,365)

Income attributable to the noncontrolling interest	30,609	(60,569)
Net loss attributable to American DG Energy Inc.	$(1,746,998)	$(525,934)

Net loss per share - basic and diluted	$(0.04)	$(0.01)

Weighted average shares outstanding -
basic and diluted	45,879,469	44,994,322

Non-GAAP financial disclosure
Loss from operations	$(1,413,495)	$(503,418)
Depreciation expense	361,110	243,689
Stock based compensation	187,795	89,533
Adjusted EBITDA	(864,590)	(170,196)
Grants from rebates and incentives	182,931	22,852
Total cash outflows	$(681,659)	$(147,344)

American DG Energy Inc. - Fourth Quarter and FY 2011 Financial Performance, page 4 of 7

CONSOLIDATED STATEMENTS OF OPERATIONS

For the years ending December 31, 2011 and December 31, 2010

	2011	2010

Revenues
Energy revenues	$5,705,418	$5,043,744
Turnkey & other revenues	317,450	591,021
	6,022,868	5,634,765
Cost of sales
Fuel, maintenance and installation	3,827,539	3,625,404
Depreciation expense	1,265,009	867,923
	5,092,548	4,493,327
Gross profit	930,320	1,141,438

Operating expenses
General and administrative	2,340,024	1,487,040
Selling	1,496,764	602,597
Engineering	763,260	733,504
	4,600,048	2,823,141
Loss from operations	(3,669,728)	(1,681,703)

Other income (expense)
Interest and other income	40,234	51,385
Interest expense	(532,544)	(125,131)
Change in fair value of warrant liability	427,042	59,681
	(65,268)	(14,065)

Loss before income taxes	(3,734,996)	(1,695,768)
Provision for state income taxes	(21,214)	(14,730)
Consolidated net loss	(3,756,210)	(1,710,498)

Income attributable to the noncontrolling interest	(4,199)	(197,505)
Net loss attributable to American DG Energy Inc.	$(3,760,409)	$(1,908,003)

Net loss per share - basic and diluted	$(0.08)	$(0.04)

Weighted average shares outstanding -
basic and diluted	45,705,793	43,525,374

Non-GAAP financial disclosure
Loss from operations	$(3,669,728)	$(1,681,703)
Depreciation expense	1,315,861	911,125
Stock based compensation	667,000	228,736
Adjusted EBITDA	(1,686,867)	(541,842)
Grants from rebates and incentives	510,069	451,603
Total cash outflows	$(1,176,798)	$(90,239)

 American DG Energy Inc. - Fourth Quarter and FY 2011 Financial Performance, page 5 of 7

CONSOLIDATED STATEMENTS OF OPERATIONS

For the years ending December 31, 2011 and December 31, 2010

EuroSite Power Inc. ONLY (without American DG Energy Inc.)

	2011	2010

Revenues
Energy revenues	$-	$-
Turnkey & other revenues	-	-
	-	-
Cost of sales
Fuel, maintenance and installation	-	-
Depreciation expense	-	-
	-	-
Gross profit	-	-

Operating expenses
General and administrative	854,502	39,805
Selling	527,253	-
Engineering	-	-
	1,381,755	39,805
Loss from operations	(1,381,755)	(39,805)

Other income (expense)
Interest and other income	333	-
Interest expense	-	-
	333	-

Loss before income taxes	(1,381,422)	(39,805)
Provision for state income taxes	-	-
Net loss	$(1,381,422)	$(39,805)

Net loss per share - basic and diluted	$(0.03)	$(0.00)

Weighted-average shares outstanding -
basic and diluted	53,229,633	51,195,767

Non-GAAP financial disclosure
Loss from operations	$(1,381,755)	$(39,805)
Depreciation expense	-	-
Stock based compensation	474,695	-
Adjusted EBITDA	(907,060)	(39,805)
Grants from rebates and incentives	-	-
Total cash outflows	$(907,060)	$(39,805)

American DG Energy Inc. - Fourth Quarter and FY 2011 Financial Performance, page 6 of 7

CONSOLIDATED BALANCE SHEETS

For the years ending December 31, 2011 and December 31, 2010

	2011	2010

ASSETS
Current assets:
Cash and cash equivalents	$17,801,025	$3,921,054
Restricted cash	-	65,790
Accounts receivable, net	879,630	661,435
Unbilled revenue	18,825	117,846
Due from related party	21,140	52,432
Inventory	634,120	487,724
Prepaid and other current assets	345,812	86,089
Total current assets	19,700,552	5,392,370

Property, plant and equipment, net	14,690,117	14,362,444
Accounts receivable, long-term	82,664	17,034
Other assets, long-term	53,504	-

TOTAL ASSETS	$34,526,837	$19,771,848

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$520,608	$482,917
Accrued expenses and other current liabilities	589,032	370,774
Due to related party	313,847	2,560,720
Capital lease obligations	3,365	3,365
Total current liabilities	1,426,852	3,417,776

Long-term liabilities:
Convertible debentures	19,400,000	-
Warrant liability	249,561	676,603
Capital lease obligations, long-term	3,365	6,730
Other long-term liabilities	43,052	-
Total liabilities	21,122,830	4,101,109

Stockholders’ equity:
American DG Energy Inc. shareholders’ equity:
Common stock, $0.001 par value; 100,000,000 shares
authorized; 46,001,404 and 45,598,029 issued and outstanding
at December 31, 2011 and 2010, respectively	46,001	45,598
Additional paid-in capital	30,399,370	28,905,660
Accumulated deficit	(17,907,522)	(14,147,113)
Total American DG Energy Inc. stockholders’ equity	12,537,849	14,804,145
Noncontrolling interest	866,158	866,594
Total stockholders’ equity	13,404,007	15,670,739

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$34,526,837	$19,771,848

American DG Energy Inc. - Fourth Quarter and FY 2011 Financial Performance, page 7 of 7

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the years ending December 31, 2011 and December 31, 2010

	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(3,760,409)	$(1,908,003)
Income attributable to noncontrolling interest	4,199	197,505
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,315,861	911,125
Provision for losses on accounts receivable	110,229	57,576
Amortization of deferred financing costs	2,256	8,526
Change in fair value of warrant liability	(427,042)	(59,681)
Stock-based compensation	667,000	228,736
Changes in operating assets and liabilities
(Increase) decrease in:
Restricted cash	65,790	(65,790)
Accounts receivable and unbilled revenue	(295,033)	(188,572)
Due from related party	31,292	193,857
Inventory	(146,396)	(108,421)
Prepaid and other current assets	(247,819)	9,504
Increase (decrease) in:
Accounts payable	37,691	(257,557)
Accrued expenses and other current liabilities	218,258	(24,274)
Other long-term liabilities	43,052	-
Due to related party	153,127	143,189
Net cash used in operating activities	(2,227,944)	(862,280)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(1,643,534)	(5,771,223)
Sale of short-term investments	-	678,921
Net cash used in investing activities	(1,643,534)	(5,092,302)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of convertible debentures	17,000,000	-
Proceeds from issuance of warrants	-	736,284
Proceeds from exercise of warrants	-	350,000
Proceeds from sale of common stock, net of costs	-	1,286,855
Proceeds from sale of subsidiary common stock, net of costs	1,148,401	2,226,019
Proceeds from exercise of stock options	33,838	54,775
Proceeds from related party line of credit	-	2,400,000
Convertible debenture transaction costs	(67,664)	(21,556)
Principal payments on capital lease obligations	(3,365)	(3,365)
Cancellation of restricted stock	(20)	-
Distributions to noncontrolling interest	(359,741)	(302,598)
Net cash provided by financing activities	17,751,449	6,726,414

Net increase in cash and cash equivalents	13,879,971	771,832
Cash and cash equivalents, beginning of the year	3,921,054	3,149,222
Cash and cash equivalents, end of the year	$17,801,025	$3,921,054

Supplemental disclosures of cash flows information:
Cash paid during the year for:
Interest	$343,750	$114,116
Income taxes	$91,931	$31,329

Non-cash investing and financing activities:
Conversion of convertible debentures to common stock	$-	$5,320,000
Conversion of due to related party to convertible debentures	$2,400,000	$-
Forgiveness of related party debt in exchange for reduction in noncontrolling interest	$-	$124,111